UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 12, 2007

                                 H&R BLOCK, INC.
                                 ---------------
               (Exact name of registrant as specified in charter)

        MISSOURI                        1-6089                   44-0607856
        --------                        ------                   ----------
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                    ONE H&R BLOCK WAY, KANSAS CITY, MO 64105
               (Address of Principal Executive Offices) (Zip Code)

                                 (816) 854-3000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K is being filed in connection with the announcement by H&R Block, Inc. (the "Company") that, on August 12, 2007, the Company's Board of Directors (the "Board") voted to eliminate its staggered board structure starting with its annual meeting of shareholders ("Annual Meeting") to be held in calendar year 2008 (the "2008 Annual Meeting"). The Company's press release issued on August 13, 2007 in connection with the foregoing is incorporated herein by reference and is attached hereto as Exhibit 99.1.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a) In connection with the Board's decision to eliminate the Company's staggered Board structure, on August 12, 2007, the Board approved an amendment to the Restated Articles of Incorporation of the Company (the "Charter Amendment") that, upon effectiveness, would provide that all directors will be elected at each Annual Meeting to hold office until the next succeeding Annual Meeting or until such director's successor has been elected and qualified. The Company intends to hold a special meeting of shareholders before the end of the year to seek shareholder approval of the Charter Amendment, which is necessary to effect the change in Board structure.

On August 12, 2007, the Board also approved and adopted certain related amendments to the Amended and Restated Bylaws of the Company (the "Bylaw Amendments"). Upon effectiveness, the Bylaw Amendments would (i) remove all references to the staggered board structure and provide that all directors will be elected at each Annual Meeting to hold office until the next succeeding Annual Meeting or until such director's successor has been elected and qualified and (ii) in order to ensure that the Board is fully declassified starting with the 2008 Annual Meeting, provide that in order to qualify for election and service as a director, each incumbent director must agree to resign from any portion of his or her current term that extends beyond the certification of the election results of the next annual election of directors. The Bylaw Amendments will take effect upon effectiveness of the Charter Amendment.

The texts of the Charter Amendment and the Bylaw Amendments are incorporated herein by reference and are attached hereto as Exhibits 99.2 and 99.3, respectively.












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



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.    Description
-----------    -----------

99.1           Press Release of H&R Block, Inc., issued August 13, 2007.

99.2 Amendment to the Restated Articles of Incorporation of H&R Block, Inc. (approved by the Board of Directors and subject to shareholder approval at a special meeting to be called prior to the end of 2007)

99.3           Amendments to the Amended and Restated Bylaws of H&R Block, Inc.
               (subject to shareholder approval of the Charter Amendment filed as Exhibit 99.2)






















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




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 H&R BLOCK, INC.



Date:    August 13, 2007                         By:/s/ Bret G. Wilson
                                                    ----------------------------
                                                    Bret G. Wilson
                                                    Vice President and Secretary


















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



                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1           Press Release of H&R Block, Inc., issued August 13, 2007.

99.2 Amendment to the Restated Articles of Incorporation of H&R Block, Inc. (approved by the Board of Directors and subject to shareholder approval at a special meeting to be called prior to the end of 2007)

99.3           Amendments to the Amended and Restated Bylaws of H&R Block, Inc.
               (subject to shareholder approval of the Charter Amendment filed as Exhibit 99.2)
















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